Contingent Liabilities and Commitments	12 Months Ended
Dec. 31, 2017
Contingent Liabilities and Commitments [Abstract]
CONTINGENT LIABILITIES AND COMMITMENTS

NOTE 14:- CONTINGENT LIABILITIES AND COMMITMENTS

a.	Commitments

1.	On September 1, 2015, the Company signed a new lease agreement for new offices. The aforementioned lease agreement is for a minimum period of 3 years from the date of signing the agreement. Under this agreement, the Company will pay a monthly rental fee plus an administration fee of NIS 34.

The Company has entered into operating lease agreements for vehicles. These leases have an average life of three years with no option to extend the contract. The Company has the right to terminate the agreement before the end of the three years and will be required to pay an early termination penalty of between one to three months of the lease. The future lease payments as of December 31, 2017 are approximately NIS 183.

2.	The Company participated in programs sponsored by the Israel-United States Binational Industrial Research and Development Foundation (BIRD) for the support of research and development activities. The Company is obligated to pay royalties to BIRD, amounting to 5% of the gross sales of the products and other related revenues developed from such activities, up to an amount of 150% from the grant received from BIRD by the Company indexed to the U.S. consumer price index.

As of December 31, 2017, the Company received an aggregate grant of $120 from the BIRD Foundation in support of the development and commercialization of the Company's stem cell selection technology in collaboration with Entegris. Subject to the successful completion of different milestones, the Company expects to receive additional grants in the future.

b.	Liens:

The Company provided a NIS 185 restricted bank deposit to secure credit card payments.

The Company provided a NIS 120 restricted bank deposit to secure the rent payment.